UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LAKES ENTERTAINMENT, INC.

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130 Cheshire Lane

Minnetonka, Minnesota 55305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July ___, 2015

To the Shareholders of Lakes Entertainment, Inc.:

Please take notice that our Board of Directors has called the annual meeting of shareholders of Lakes Entertainment, Inc. (“Annual Meeting”) to be held at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 500 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota at 3:00 p.m. Central Time on July ___, 2015, or at any adjournments or postponements of the Annual Meeting, for the purpose of considering and taking appropriate action with respect to the following:

1.	The election of five directors to our Board of Directors;

2.	A non-binding advisory vote to approve the compensation of our named executive officers disclosed in the attached proxy statement;

3.	The ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants, as our independent registered public accounting firm for the 2015 fiscal year;

4.	The amendment and restatement of our Bylaws to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, us and our shareholders;

5.	The approval of our Amended and Restated Rights Agreement, which is intended to help preserve our ability to utilize existing net operating loss carryforwards; and

6.	The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Pursuant to due action of our Board of Directors, shareholders of record on June ___, 2015 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors

Timothy J. Cope, President, Chief Financial Officer, and Treasurer

June ___, 2015

LAKES ENTERTAINMENT, INC.

130 Cheshire Lane

Minnetonka, Minnesota 55305

PROXY STATEMENT

Annual Meeting of Shareholders to be Held

July ___, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lakes Entertainment, Inc. (“Lakes”) to be used at our annual meeting of shareholders (“Annual Meeting”) to be held at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 500 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota at 3:00 p.m. Central Time on _____, July ___, 2015, for the purpose of considering and taking appropriate action with respect to the following:

1.	The election of five directors to our Board of Directors;

2.	A non-binding advisory vote to approve the compensation of our named executive officers disclosed in the “Executive Compensation” section of this proxy statement (“Say on Pay Proposal”);

3.	The ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants, as our independent registered public accounting firm for the 2015 fiscal year;

4.	The amendment and restatement of the Lakes’ Bylaws to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, Lakes and its shareholders;

5.	The approval of our Amended and Restated Rights Agreement (the “Rights Agreement”), which is intended to help preserve our ability to utilize existing net operating loss carryforwards; and

6.	The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The approximate date on which we first sent this proxy statement and the accompanying proxy to our shareholders was June ___, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY __, 2015.

This Proxy Statement for the 2015 Annual Meeting of Shareholders and our 2014 Annual Report are available at www.lakesentertainment.com/proxy.

PROXIES AND VOTING

Only shareholders of record at the close of business on June ____, 2015 (the “Record Date” for the Annual Meeting) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. There were 13,391,578 shares of our common stock outstanding on the Record Date, which is the only class of our capital stock outstanding at this time. Each share of common stock is entitled to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to Lakes will be voted in accordance with the instructions indicated on the proxy. If no instructions are indicated on the proxy, it will be voted in favor of the proposals set forth in this proxy statement. For Proposal One, the five nominees who receive the highest number of affirmative votes will be elected as directors. Each of proposals Three, Four and Five requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The votes on the Say on Pay Proposal (Proposal Two) are non-binding advisory votes. The Board of Directors will consider our executive compensation to have been approved by shareholders if the Say on Pay Proposal receives more votes “For” than “Against.” Because certain agreements relating to the agreement and plan of merger dated January 25, 2015, among Lakes, Sartini Gaming, Inc. (“Golden Gaming”) and the other parties thereto (as amended, the “Merger Agreement”) could be deemed to give rise to a “control share acquisition” under the Minnesota Control Share Acquisition Act, Section 302A.671, Lyle A. Berman and the other shareholders of Lakes who are parties to such agreements have determined that they will not vote at the Annual Meeting any shares of Lakes’ common stock that in the aggregate represent 20% or more of the voting power of all outstanding shares of Lakes. See “Proposal Four—Impact on Lakes if Shareholders Approve Proposal Four and Elect to Opt Out of the MCSAA.”

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Each shareholder who signs and returns a proxy in the form enclosed with this proxy statement has the unconditional right to revoke the proxy at any time prior to its use at the Annual Meeting. A shareholder can change his or her proxy or vote in one of three ways: (1) send a signed notice of revocation to our Secretary to revoke the previously given proxy; (2) send a completed proxy card bearing a later date than the previously given proxy to our Secretary indicating the change in your vote; or (3) attend the Annual Meeting and vote in person, which will automatically cancel any proxy previously given, or the shareholder may revoke his or her proxy in person, but a shareholder’s attendance alone at the Annual Meeting will not revoke any proxy that the shareholder has previously given. If a shareholder chooses either of the first two methods, the shareholder must take the described action prior to the start of the Annual Meeting. Once voting on a particular matter is completed at the Annual Meeting, a shareholder will not be able to revoke his or her proxy or to change his or her vote as to that matter. Unless a shareholder’s proxy is so revoked or changed, the shares of common stock represented by each proxy received by Lakes will be voted at the Annual Meeting and at any adjournments or postponements thereof. If a shareholder’s shares of common stock are held in street name by a broker, bank or other financial institution, such shareholder must contact it to change his or her vote.

All shares represented by proxies will be voted for the election of the nominees for the Board of Directors named in this proxy statement, for the Say on Pay Proposal, for the ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants, (“PBTK”) as our independent registered public accounting firm for the 2015 fiscal year, for the amendment and restatement of the Lakes’ Bylaws to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, Lakes and its shareholders, and for the approval of the Rights Agreement, which is intended to help preserve our ability to utilize existing net operating loss carryforwards, unless a contrary choice is specified. For Proposal One, if any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A “withheld” vote will be counted for purposes of determining whether there is a quorum, but will not be voted in favor of the nominee with respect to whom authority has been withheld. A proxy voted “abstain” will not be voted, although it will be considered present and entitled to vote, and thus for Proposals Three, Four and Five, an abstention has the same effect as a negative vote. A broker non-vote is treated as present for purposes of determining a quorum, but will not be counted as shares entitled to vote and will have no effect on the result of the vote.

Effect of Not Casting Your Vote.    If you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal One), the Say on Pay Proposal (Proposal Two), the amendment and restatement of Lakes’ Bylaws to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, Lakes and its shareholders (Proposal Four), or the approval of the Rights Agreement (Proposal Five), votes will not be cast on your behalf in that proposal. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal Three). If you are a shareholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the Annual Meeting.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournments or postponements thereof, all proxies returned to Lakes will be voted on any such matter in accordance with the judgment of the proxy holders.

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PROPOSAL FOR ELECTION OF DIRECTORS

(Proposal One)

Our Board of Directors currently consists of five directors. All of the current directors have been nominated for election by the Board of Directors. If elected, each nominee will hold office until the earliest of (a) the next Annual Meeting of the shareholders, (b) until his successor is elected and shall have been qualified, or (c) until his resignation. It is currently anticipated that Messrs. Barenbaum and Moberg will resign immediately prior to closing of the transactions contemplated under the Merger Agreement and that the size of the Board of Directors will be increased to seven, with the remaining directors appointing four additional directors to fill vacancies, all as contemplated by the Merger Agreement. All nominees have consented to be named and have indicated their intention to serve as members of the Board of Directors, if elected. In accordance with our amended Bylaws, our Board of Directors has set the number of members constituting our Board of Directors at five. As a result, proxies cannot be voted for more than five individuals, which number represents the number of nominees named by the Board of Directors.

The biographies of each of the nominees below contains information each director has given us regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years. In addition, we describe below the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director for Lakes.

Name and Age of Director	Principal Occupation, Business Experience For Past Five Years and Directorships of Public Companies	Director Since

Lyle A. Berman Age 73

Chairman of the Board and Chief Executive Officer of Lakes Entertainment, Inc. since June 1998 and Chairman of the Board of Directors of Grand Casinos, Inc. (the predecessor to Lakes) from October 1991 through December 1998. Mr. Berman has also served as the Executive Chairman of the Board of WPT Enterprises, Inc. (now known as Emerald Oil, Inc.) from its inception in February 2002 until July 2013. Mr. Berman was also Chairman of the Board of PokerTek, Inc. from January 2005 until October 2011 and he remains on the Board. Mr. Berman also served as Chief Executive Officer of Rainforest Café, Inc. from February 1993 until December 2000. We believe Mr. Berman’s qualifications to sit on our Board of Directors include his over 30 years of experience in the casino industry, including serving as our Chairman and Chief Executive Officer since 1998, his extensive executive experience running large national companies, and his particular strengths in strategic operations and strategy, food and beverage, and retail sales.

		1998

Timothy J. Cope Age 63

President of Lakes Entertainment, Inc. since May 2003 and Chief Financial Officer, Treasurer, and a director of Lakes Entertainment since June 1998. Mr. Cope served as a director of WPT Enterprises, Inc. (now known as Emerald Oil, Inc.) from March 2002 through May 2009. Mr. Cope served as Secretary of Lakes Entertainment, Inc. from June 1998 through December 2007. Mr. Cope served as an Executive Vice President of Lakes Entertainment, Inc. from June 1998 until May 2003. Mr. Cope held the positions of Executive Vice President, Chief Financial Officer and Director of Grand Casinos, Inc. from 1993 through 1998. We believe Mr. Cope’s qualifications to sit on our Board of Directors include over 30 years of experience in the casino industry, including more than 15 years as an officer of Lakes. He also has extensive experience in corporate finance, strategic planning, public company financial reporting and gaming operations.

		1998

Neil I. Sell Age 74	Director of Lakes Entertainment, Inc. since June 1998 and Director of Grand Casinos, Inc. from October 1991 through December 1998. Since 1968, Mr. Sell has been engaged in the practice of law in Minneapolis, Minnesota with the firm of Maslon Edelman Borman & Brand, LLP. We believe Mr. Sell’s qualifications to sit on our Board of Directors include his over 40 years of practicing law combined with his extensive experience in corporate legal and corporate governance matters.	1998

Ray M. Moberg Age 66	Director of Lakes Entertainment, Inc. since December 2003. Mr. Moberg retired from Ernst & Young in 2003 after serving for 33 years, including as managing partner of its Reno office from 1987 until his retirement. Mr. Moberg also served as a director of WPT Enterprises, Inc. (now known as Emerald Oil, Inc.) until April 2010. We believe Mr. Moberg’s qualifications to sit on our Board of Directors include his financial expertise and his years of experience providing strategic advisory services to complex organizations.	2003

Larry C. Barenbaum Age 68

Director of Lakes Entertainment, Inc. since February 2006. Mr. Barenbaum served as Chief Executive Officer of Christopher & Banks Corporation, a publicly held national specialty retailer of women’s apparel, from January 2011 until February 2012. Mr. Barenbaum served on the Christopher & Banks Corporation Board from March 1992 until February 2012. Since November 1991, Mr. Barenbaum has been engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industry. We believe Mr. Barenbaum’s qualifications to sit on our Board of Directors include his extensive experience in the sales and marketing area.

		2006

The Board of Directors recommends that you vote FOR the election of all nominees for the Board of Directors named above.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides narrative disclosure regarding the compensation plans, programs and arrangements we used for individuals serving as our Chief Executive Officer, and our President and Chief Financial Officer, at the end of the 2014 fiscal year, as determined under the rules of the Securities and Exchange Commission (the “SEC”).

During the fiscal year ended December 28, 2014, referred to as fiscal 2014, our “Named Executive Officers” were:

•	Lyle A. Berman, Chief Executive Officer and Chairman of the Board of Directors; and

•	Timothy J. Cope, President, Chief Financial Officer, Treasurer and member of the Board of Directors.

 Business Overview

Lakes develops, finances, manages and owns casino properties. Lakes currently owns and operates the Rocky Gap Casino Resort in Allegany County, Maryland (“Rocky Gap”) which includes a gaming facility (which opened in May of 2013), hotel, an event and conference center, spa, four restaurants and the only Jack Nicklaus signature golf course in Maryland. Our existing casino-resort business has a short operating history and due to location, performance is subject to weather conditions during certain times of the year. As a discretionary consumer entertainment business, results are also sensitive to economic conditions and consumer sentiment, and results can be somewhat unpredictable.

On January 25, 2015, Lakes entered into the Merger Agreement with LG Acquisition Corporation (a wholly owned subsidiary of Lakes, “Merger Subsidiary”), Golden Gaming and the sole shareholder of Golden Gaming, pursuant to which, on and subject to the terms and conditions set forth in the Merger Agreement, the Merger Subsidiary will merge with and into Golden Gaming, with Golden Gaming surviving as a wholly-owned subsidiary of Lakes (the “Merger”). Golden Gaming and its subsidiaries comprise a diversified group of gaming companies that focus on three business lines: distributed gaming (often referred to as “slot routes”), tavern operations and casino operations. Lakes will remain publicly traded and be renamed Golden Entertainment, Inc. upon the closing of the Merger. All issued and outstanding shares of capital stock of Golden Gaming will, in connection with and as a result of the Merger, be converted into the right to receive shares of Lakes common stock. After the completion of the Merger, each existing Lakes shareholder will have the same number of shares of Lakes common stock that such shareholder held immediately prior to the Merger. However, because we will be issuing new shares of our common stock in connection with the Merger, each existing share of Lakes common stock will represent a smaller ownership percentage of a larger company after the Merger. The Merger Agreement and the Merger are described in greater detail in Lakes’ definitive proxy statement filed on May 4, 2015 with the SEC, and other materials and documents filed with the SEC, all of which are available on the SEC's website at www.sec.gov. Completion of the Merger is subject to various closing conditions, including the approval of Proposal Four at the Annual Meeting.

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Oversight of Executive Compensation

The Compensation Committee discharges the responsibilities of the Board of Directors relating to compensation of the Named Executive Officers of Lakes. The Compensation Committee is comprised of independent directors as defined in The NASDAQ Stock Market LLC listing standards, referred to as the Nasdaq listing standards. The Compensation Committee also has oversight responsibility for our annual incentive plans, stock option plans and other benefit plans for our executive officers and directors. See “Corporate Governance—Compensation Committee of the Board of Directors” for more information about the Compensation Committee.

The specific responsibilities of the Compensation Committee related to executive compensation include:

•	Overseeing development and implementation of our compensation plans for our Named Executive Officers;

•	Overseeing development, implementation, and administration of our equity compensation plans for executives and other employees;

•	Reviewing and approving compensation for our Named Executive Officers, including setting goals, objectives, evaluating performance, verifying results, and determining pay levels;

•

Overseeing regulatory compliance with respect to executive and equity compensation matters, including assessing the extent to which our compensation programs could encourage undue risk-taking by executives and employees; and

•	Approving, or recommending to the Board for approval when deemed appropriate, all employment, retention and/or severance agreements for our Named Executive Officers.

Executive Compensation Philosophy and Objectives

Our compensation objective is to attract and retain the best possible executive talent, tie annual cash and stock incentives to achievement of measurable corporate and individual strategic and/or financial objectives, and create an overall compensation program for our Named Executive Officers that promotes increasing shareholder value. We use both short-term compensation and long-term compensation to achieve our goal of driving long-term shareholder value. The short-term compensation consists of base salary, annual incentive cash bonus plan and severance plan that are designed to be competitive enough to retain highly qualified executives while also providing performance-based incentives. The long-term compensation has an equity-based component that is intended to ensure that our Named Executive Officers’ long-term interests are focused on increasing shareholder value in Lakes.

The Compensation Committee establishes compensation for our Named Executive Officers by considering several objective and subjective criteria. These criteria include market trends with respect to executive compensation, compensation of named executive officers for publicly-held companies in the gaming industry, level of our Named Executive Officer’s responsibility and capabilities, past compensation, and individual performance of the executive. In addition, the Compensation Committee evaluates the value and expertise that the Named Executive Officer brings to his position. The overall goal is to establish a compensation package for each Named Executive Officer that is reasonable yet competitive. On no less than an annual basis, the compensation of our Named Executive Officers is reviewed by the Compensation Committee to determine whether company objectives are being met.

Our compensation policies are also reviewed no less than annually by the Compensation Committee to determine whether they are still effective and, if not, what type of adjustments must be made to accomplish our compensation philosophy. The current compensation programs were last reviewed as of September 4, 2014 and were found to be in compliance with our compensation objectives.

In addition, as part of its oversight of our compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile.

Compensation Programs Design

Because Lakes has historically had limited operating revenues and profits with which to measure corporate success, corporate performance has not been strongly emphasized in determining base or incentive compensation for our Named Executive Officers. Instead, initial and adjusted base compensation have been determined to afford a reasonable standard of living and enough incentive compensation (including annual cash bonus and equity based awards) to provide incentive to attain corporate and individual goals that translate into increased shareholder value. The annual incentive cash bonus compensation for the Chief Executive Officer and President has been awarded based on fulfillment of corporate financial and strategic goals on a discretionary basis. Bonuses for a completed fiscal year have been generally paid out in the first half of the next fiscal year.

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Our long-term compensation program is designed to emphasize the performance measures our Named Executive Officers need to address in order to deliver shareholder value. Historically, the equity-based component of the compensation program has been provided by the grant of stock options, but options are not granted to Named Executive Officers or other employees of Lakes each year. The stock options granted to our executives (as well as to our other employees) typically vest pro rata over three, four or five years with an exercise price equal to the closing market price of our common stock on the date of the grant. All options expire ten years from the date of grant. Historically, stock options have been granted to new hires, whether a Named Executive Officer or not, as of the date of hire, and additional stock options were granted to employees in certain subsequent years at regularly scheduled meetings of the Compensation Committee.

Most Compensation Committee meetings are scheduled a year in advance. Scheduling decisions are made without regard to anticipated earnings or other major announcements by Lakes. In granting stock options to our Named Executive Officers, we recognized that while the value realizable from exercisable stock options is dependent upon the extent to which our performance is reflected in the market price of Lakes common stock at any particular point in time, the decision as to whether this value will be realized in any particular year is determined by each individual and not by the Compensation Committee. For these reasons, when the Compensation Committee determines to grant a stock option to a Named Executive Officer, that decision does not take into account any gains realized in any given year by a Named Executive Officer as a result of his individual decision to exercise an option granted in a previous year.

We may provide equity-based compensation to our Named Executive Officers in the form of restricted stock grants and possibly other forms permitted under the 2007 Stock Option and Compensation Plan, referred to as the 2007 plan, rather than just in the form of stock option grants. We may also make awards subject to performance goals that must be satisfied or met as a condition to exercisability, vesting or receipt of all or a portion of an award. The 2007 plan provides that these goals can be based exclusively on one or more of the corporate-wide or subsidiary, division or operating unit financial measures listed in the 2007 plan, which include various financial measures and strategic business criteria. We may make equity-based awards to our Named Executive Officers under the 2007 plan from time to time at regularly scheduled meetings of the Compensation Committee in line with its past practice described above, but awards may not necessarily be made each year. We believe that having the ability to provide equity-based compensation is an essential element of the compensation program that motivates our Named Executive Officers to enhance shareholder value.

Elements of Compensation

The Compensation Committee generally continued in its philosophy with taking a conservative approach to our compensation programs in fiscal 2014. The following are some of the actions and decisions with respect to our Named Executive Officers’ compensation for fiscal 2014, as approved by our Compensation Committee following input, analysis and recommendation from management.

For fiscal 2014, the principal components of compensation for our Named Executive Officers, Lyle A. Berman and Timothy J. Cope, included base salary, and annual incentive bonus compensation.

Base Salary.    The base salaries of Lyle A. Berman and Timothy J. Cope were established in their respective employment agreements. Their base salaries were not increased in fiscal 2014. We use base salary to recognize the experience, skills, knowledge and responsibilities required of our Named Executive Officers in their roles. The Compensation Committee reviews each Named Executive Officer’s salary and makes adjustments, as appropriate. The Compensation Committee also considers a number of factors including market data taken from the public filings of public companies in the gaming industry, internal review of the executive’s compensation (both individually and relative to other executives), level of the executive’s responsibility, and individual performance of the executive. Consistent with fiscal 2013 base salaries, the base salaries of our Named Executive Officers continued to be the largest portion of the Name Executive Officers’ compensation in fiscal 2014.

We and the Compensation Committee believed that the base salaries of our Named Executive Officers for fiscal 2014 were at acceptable market rates.

Annual Incentive Cash Bonus.    Annual incentive cash bonuses are intended to reward individual and company performances during the year. The annual incentive plan for cash bonuses range is 0% — 80% of the Named Executive Officer’s base salary. The bonuses are determined on a discretionary basis by the Compensation Committee based on the performance of Lakes and the Named Executive Officer for the completed fiscal year. The annual incentive cash bonus awards made to our Named Executive Officers in March 2015 for performance in fiscal 2014 are reflected in the Summary Compensation Table. The Compensation Committee approved these discretionary annual incentive cash bonuses due to achievement of strategic fiscal 2014 corporate goals as well as achievement of goals related to operating results at our casino resort property. The annual incentive bonus program is reviewed annually by the Compensation Committee to determine whether it is achieving its intended purpose. We and the Compensation Committee believe it achieved its purpose in 2014.

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Long-Term Equity Incentive.    There were no grants of long-term equity incentives to our Named Executive Officers during 2014. Lakes traditionally uses stock options and restricted stock units to motivate our Named Executive Officers to increase long-term shareholder value. The Compensation Committee will consider providing other forms of equity-based compensation awards to our Named Executive Officers under the 2007 plan, which may be subject to performance goals, rather than just in the form of stock option grants. Grants of equity-based awards to our Named Executive Officers under the 2007 Plan are made from time to time at regularly scheduled meetings of the Compensation Committee in line with our past practices. Awards may not necessarily be made each year if the Compensation Committee decides that our strategic and financial performance does not merit awards or the Compensation Committee believes that the Named Executive Officer has received a sufficient amount of equity-based awards. In anticipation of the expected future requirements under the Dodd-Frank Act, the option grants since October 2010 include a recoupment or “claw back” provision.

Personal Benefits and Perquisites.    Mr. Berman and Mr. Cope have personal benefits and perquisites provided under their respective employment agreements. Lakes and the Compensation Committee believe that the benefits and perquisites are reasonable and consistent with the compensation program to better enable Lakes to retain superior employees for key positions. These two officers are provided term life insurance and disability coverage by Lakes. The value of these benefits and perquisites is set forth in the Summary Compensation Table.

Post-Termination Benefits.    Mr. Berman and Mr. Cope have post-termination benefits as provided in their respective employment agreements. See “Potential Payments Upon Termination or Change-In-Control” for a discussion of those benefits. We provided these benefits to Mr. Berman and Mr. Cope as they were included in the compensation package they negotiated as part of their employment agreements.

Potential Payments related to Termination upon Closing of Merger with Golden Gaming. As detailed under “Potential Payments upon Termination or Change-In-Control,” Mr. Berman and Mr. Cope will be entitled to payments under their existing employment agreements related to their termination of employment if the Merger closes. The Merger Agreement and the Merger, including the interests of certain of our officers and directors in the Merger, are described in greater detail in Lakes’ definitive proxy statement filed on May 4, 2015 with the SEC, and other materials and documents filed with the SEC, all of which are available on the SEC's website at www.sec.gov. Completion of the Merger is subject to various closing conditions, including the approval of Proposal Four at the Annual Meeting.

Risk Assessments

With respect to risk related to compensation matters, the Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Executives’ base salaries are fixed in amount and thus do not encourage risk-taking. Bonuses are capped and are tied to overall corporate performance and/or strategic goals. In certain years, a portion of compensation provided to our Named Executive Officers was in the form of long-term equity incentives that help further align executives’ interests with increasing shareholder value. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking, as the value of the equity awards fluctuate dollar for dollar with our stock price and do not represent significant downward/upward risk and reward.

 Role of Executives in Establishing Compensation

The Compensation Committee relies on input and recommendations of our Chief Executive Officer when evaluating factors relative to the compensation of the President. Our Chief Executive Officer provides the Compensation Committee with his assessment of the performance of the President and his perspective on the factors described above in developing his recommendations for the President’s compensation, including salary adjustments, cash bonus and equity incentive. The Compensation Committee discusses our Chief Executive Officer’s recommendations, and then approves or modifies the recommendations in collaboration with the Chief Executive Officer, other than for his own compensation. As required by the Nasdaq listing standards, the Chief Executive Officer does not participate in deliberations concerning, or vote on, the compensation arrangements for himself.

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Our Chief Executive Officer’s compensation is determined solely by the Compensation Committee, which approves any adjustments to his base salary, cash bonus or equity incentives from year to year. The Compensation Committee solicits our Chief Executive Officer’s perspective on his compensation, but makes determinations regarding his compensation independently and without him present. Our Chief Executive Officer may attend portions of the Compensation Committee meetings, but does not attend portions of those meetings related to making specific decisions on his compensation.

In addition to recommendations put forth by our Chief Executive Officer, other members of our executive team are involved in the compensation process by assembling data to present to the Compensation Committee. Other members of our executive management team also attend portions of the Compensation Committee meetings.

Consideration of Say-on-Pay Vote Results

At the 2014 Annual Meeting of Stockholders, the stockholders approved, on an advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC by 87.8% of votes cast, excluding abstentions and broker non-votes. The Compensation Committee reviewed and considered the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote.

Tax and Accounting Implications

Deductibility of Executive Compensation.  As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that Lakes may not deduct compensation of more than $1,000,000 that is paid to certain individuals. Lakes believes that compensation paid under the management compensation programs are generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. For fiscal 2014, compensation did not exceed $1,000,000 for any Named Executive Officer.

Accounting for Stock-Based Compensation.  Lakes accounts for stock-based payments, including its long-term equity incentive program, in accordance with the requirements of the FASB Accounting Standards Codification Topic 718 (“ASC 718”).

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the review and discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee.

COMPENSATION COMMITTEE

Larry C. Barenbaum

Neil I. Sell

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Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the last three fiscal years awarded to or earned by (i) each individual that served as our Chief Executive Officer during fiscal 2014 and (ii) our only other individual who served as an executive officer of Lakes during and at the end of fiscal 2014.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)

Lyle A. Berman, Chairman of the Board, Chief Executive Officer	2014 2013 2012	500,000 500,000 500,000	125,000 125,000 100,000	— — —	— 103,140 —	28,440 83,928 83,328	(3)	653,440 812,068 683,328

Timothy J. Cope, President, Chief Financial Officer and Treasurer	2014 2013 2012	350,000 350,000 350,000	87,750 87,750 70,000	— — —	— 103,140 —	25,411 25,100 23,885	(4)	463,161 565,990 443,885

(1)	Includes cash compensation deferred at the election of the executive officer under the terms of our 401(k) Savings Incentive Plan.
(2)

Includes full grant date fair value of each award under ASC 718. The full grant date fair value is the amount Lakes will expense over the awards’ vesting period. The amounts do not reflect the actual amounts that may be realized by the executive officers. A discussion of the assumptions used in calculating the stock option award amounts may be found in note 13 to the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 28, 2014. Fiscal 2013 includes the February 12, 2013 grant of options to purchase 60,000 shares granted to each of Mr. Berman and Mr. Cope. The exercise price of these options is $6.14 per share and the options vest one-third on the first through third anniversaries of the date of grant.

(3)

Amount includes payment by Lakes of term life insurance premiums of approximately $10,840, matching contributions by Lakes under our 401(k) Savings Incentive Plan of $10,400, and travel and expense allowance of $7,200.

(4)

Amount includes payment by Lakes of term life and executive disability insurance premiums of approximately $7,811, matching contributions by Lakes under our 401(k) Savings Incentive Plan of $10,400, and travel and expense allowance of $7,200.

Employment Agreements for Chief Executive Officer and President. Lakes entered into employment agreements dated as of November 6, 2013 with Lyle A. Berman and Timothy J. Cope to employ them as Chief Executive Officer and President, respectively. Under the agreements, these Named Executive Officers are required to perform such duties as may be designated by our Board of Directors from time to time. Each agreement has an initial term of 36 months. The term of each agreement automatically extends for successive two-year periods unless, at least 60 days prior to the end of a term, Lakes or the Named Executive Officer gives notice to the other of an election to terminate the agreement at the end of the current term. In addition, the agreement may be terminated (a) upon the death or disability (as defined in the agreement) of the Named Executive Officer; (b) by Lakes for cause (as defined in the agreement); (c) by Lakes without cause; (d) as a result of a constructive termination (as defined in the agreement); or (e) by the Named Executive Officer at any time upon providing 60 days advance written notice to Lakes. Under the terms of the agreements, Mr. Berman and Mr. Cope receive a base salary of $500,000 and $350,000, respectively, or such other amount as may be determined by Lakes in its sole discretion, and a monthly travel and expense fee in the amount of $600. They are also entitled to participate in Lakes’ discretionary incentive compensation program and to receive other benefits provided by Lakes to senior executives. Each employment agreement also contains customary confidentiality provisions and two-year post-employment non-solicitation covenants. Each employment agreement also contains an arbitration clause. The November 6, 2013 employment agreements replaced the employment agreements originally dated February 15, 2006. The November 6, 2013 employment agreements were amended on March 28, 2014 to (a) remove our requirement to purchase insurance to fund the payments to Mr. Berman of his base salary for 24 months in the event of a qualifying disability and (b) to provide that Lakes is required to purchase insurance to fund only 12 months (as opposed to 24 months as stated in the November 6, 2013 employment agreement) of its obligation to pay Mr. Cope his base salary for 24 months in the event of a qualifying disability.

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Grants of Plan-Based Awards

There were no grants of plan-based awards to our Named Executive Officers in fiscal 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information relating to equity awards outstanding at the end of fiscal 2014 for each Named Executive Officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Lyle A. Berman	15,000	—		6.50	1/28/2019
	126,739	—		6.80	9/22/2019
	40,000	—		3.78	10/15/2020
	10,000	20,000	(1)	6.14	2/12/2023

Timothy J. Cope	15,000	—		6.50	1/28/2019
	68,036	—		6.80	9/22/2019
	40,000	—		3.78	10/15/2020
	10,000	20,000	(1)	6.14	2/12/2023

(1)	For each Named Executive Officer, options to purchase 10,000 shares vested on February 12, 2015 and the remaining 10,000 shares vest on February 12, 2016.

Option Exercises and Stock Vested

Neither of the Named Executive Officers exercised options or had stock awards vest in fiscal 2014.

 Potential Payments Upon Termination or Change-In-Control

The table below describes the potential payments and benefits payable to each of our Named Executive Officers upon termination of employment due to disability, by Lakes without cause, due to a constructive discharge, due to the Named Executive Officer’s voluntary resignation, by Lakes with cause, expiration of the initial or renewal term of the Named Executive Officer’s employment agreement, and involuntary termination within three years following a change-in-control. The amounts shown in the table assume that such termination was effective as of December 28, 2014 and includes all amounts earned through that date and are estimates of the amounts that would be paid out to our Named Executive Officers upon their termination of employment. As a result of the closing of the transaction contemplated by the Merger Agreement, Lyle A. Berman and Timothy J. Cope will receive estimated cash payments of $1.25 million and $875,000, respectively. In addition, the unvested 10,000 options to acquire shares of Lakes common stock that are held by each of Messrs. Berman and Cope will automatically vest, which options would not otherwise become exercisable until February 2016.

Named Executive Officer; Termination Event	Cash Severance Payment ($)	Continuation of Medical and Dental Benefits (Present Value) ($)	Acceleration and Continuation of Options (Unamortized Expense as of 12/28/2014) ($)	Total Termination Benefits ($)
Lyle A. Berman
— Disability	1,000,000	—	38,706	1,038,706
— Involuntary Termination without Cause	1,250,000	14,848	38,706	1,303.554
— Constructive Discharge	1,250,000	14,848	38,706	1,303,554
— Voluntary Termination	—	—	38,706	38,706
— For Cause Termination	—	—	38,706	38,706
— Expiration of Term	—	—	38,706	38,706
— Involuntary Termination after Change-in-Control	1,327,271	—	38,706	1,365,977
Timothy J. Cope
— Disability	700,000	—	38,706	738,706
— Involuntary Termination without Cause	875,500	31,321	38,706	945,527
— Constructive Discharge	875,500	31,321	38,706	945,527
— Voluntary Termination	—	—	38,706	38,706
— For Cause Termination	—	—	38,706	38,706
— Expiration of Term	—	—	38,706	38,706
— Involuntary Termination after Change-in-Control	983,184	—	38,706	1,021,890

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Regular Benefits. The amounts shown in the above table do not include payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include payment of accrued, but unused vacation pay.

Death. A termination of employment due to death does not entitle the Named Executive Officers to any payments or benefits that are not available to salaried employees generally.

Disability. Each of the employment agreements for Mr. Berman and Mr. Cope provides that if the agreement is terminated due to the executive’s disability, the executive would be entitled to receive an amount equal to 24 months of his then base salary.

Involuntary Termination without Cause or through Constructive Discharge. If either Mr. Berman or Mr. Cope is terminated without cause or through constructive discharge, he would be entitled to:

•	base salary (including any accrued vacation) through the termination date;

•	severance benefits equal to the accrued and unpaid base salary for 24 months, or for the period of time remaining in the term of employment, whichever is longer;

•

equivalent of bonus or incentive compensation (based upon the average bonus percentage rate for the two fiscal years Lakes preceding such termination) for 24 months, or for the period of time remaining in the term of the employment agreement, whichever is longer;

•	all medical and dental insurance benefits during the severance period; and

•	all outstanding options to purchase shares of stock in Lakes immediately vest and become immediately exercisable for three years after the date on which executive ceases to be employed by Lakes.

Involuntary Termination after Change-in-Control. If the employment of Mr. Berman or Mr. Cope is terminated without cause or through constructive discharge within three years following a change-in-control, he would be entitled to:

•	all compensation due and payable to, or accrued for, the benefit of the executive as of the date of termination;

•

a lump sum payment equal to two times the executive’s annual compensation, which is defined as the executive’s (i) annual base salary plus annual bonus or incentive compensation computed at par levels, (ii) an amount equal to the annual cost to the executive of obtaining annual health care coverage comparable to that currently provided by Lakes (grossed-up to compensate executive for the taxable nature of such payment), (iii) an amount equal to any normal matching contributions made by Lakes on executive’s behalf in our 401(k) plan, (iv) annual travel and expense fee allowance, if any, and (v) an amount equal to the annual cost to the executive of obtaining life insurance and insurance coverage for accidental death and disability insurance comparable to that provided by Lakes;

•	all outstanding options to purchase shares of stock in Lakes immediately vest and become immediately exercisable for three years after the date on which executive ceases to be employed by Lakes; and

•	Lakes must use its best efforts to convert any then existing life insurance and accidental death and disability insurance policies to individual policies in the name of the executive.

In exchange for these payments, Mr. Berman and Mr. Cope are subject to non-solicitation covenants covering our employees, persons or entities that are doing business with Lakes, and anyone that is an active prospect to do business with Lakes, for a period of two years following termination of employment with Lakes. Further, Lakes’ obligations to provide these payments are conditioned on each of Mr. Berman and Mr. Cope signing a general release of legal claims and covenant not to sue Lakes in form and content satisfactory to Lakes.

Stock Option Acceleration and Continuation. Upon the termination of the employment of Mr. Berman or Mr. Cope for any reason, including death, disability, expiration of the initial term, nonrenewal, termination by Lakes with or without cause, termination by the executive with notice, due to a constructive discharge or within three years of a change of control, all stock options held by the executive immediately vest and become immediately exercisable by the executive or his legal representative for a period of three years following the date of termination of the executive’s employment.

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Executive Officers of Lakes Entertainment

The table below lists the executive officers of Lakes as of December 28, 2014:

Name	Age	Position(s) with Lakes Entertainment
Lyle A. Berman	73	See Proposal One (Election of Directors) above.
Timothy J. Cope	63	See Proposal One (Election of Directors) above.

DIRECTOR COMPENSATION

The following table sets forth the cash and non-cash compensation for fiscal 2014 awarded to or earned by each of our directors who is not also a Named Executive Officer.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Neil I. Sell	77,000	—	—	—	77,000
Ray M. Moberg	85,000	—	—	—	85,000
Larry C. Barenbaum	75,000	—	—	—	75,000

Options are granted to non-employee directors from time-to-time at the discretion of the Compensation Committee. As of the close of business on June ___, 2015, Mr. Sell, Mr. Moberg and Mr. Barenbaum held options to purchase 18,265 shares, 30,765 shares and 18,707 shares, respectively.

(1)

We pay an annual fee of $50,000 to each of our directors who is not otherwise employed by us or our subsidiaries, referred to as a non-employee director. We also pay each non-employee director a fee of $1,000 for each meeting of the Board of Directors attended and $1,000 for each committee meeting of the Board of Directors attended. We also pay the Chairman of our Audit Committee an additional annual fee of $10,000 for serving in such capacity.

CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors is currently comprised of the five members identified under Proposal One (Proposal for Election of Directors). The following current directors, which constitute a majority of the Board of Directors, are “independent directors” as such term is defined in the Nasdaq listing standards: Larry C. Barenbaum, Ray M. Moberg and Neil I. Sell. The independent directors met without management present at substantially all meetings of the Board of Directors.

The Board of Directors has established an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The Board of Directors held 17 meetings during fiscal 2014. None of our directors attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2014, and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served.

Ability of Shareholders to Communicate with our Board of Directors

We have established several means for shareholders and others to communicate with our Board of Directors. If a shareholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chairperson of the Audit Committee in care of our Secretary at our corporate office address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to a member of the Corporate Governance Committee in care of our Secretary at our corporate office address. If a shareholder is unsure as to which category the concern relates, the shareholder may communicate it to any one of the independent directors in care of our Secretary at our corporate office address. All such shareholder communications will be forwarded to the applicable director(s).

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Director Attendance at Annual Meetings of Shareholders

Lakes does not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of shareholders but Lakes does encourage its Board members to attend such meetings. All of our directors attended our 2014 annual meeting of shareholders.

Board of Directors’ Role in Risk Oversight

It is the job of our chief executive officer, president, chief financial officer, general counsel, and other members of our senior management to identify, assess, and manage our exposure to risk. The Board of Directors is actively involved in oversight of risks that could affect Lakes. This oversight is conducted primarily by the full Board of Directors as well as through committees. The Board of Directors satisfies this responsibility through regular reports directly from officers responsible for oversight of particular risks within Lakes.

Executive Chairman

The Board of Directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer. The Board of Directors believes this provides an efficient and effective leadership model for Lakes. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. The Board of Directors has not appointed a lead independent director.

Audit Committee of the Board of Directors

The Board of Directors has established a three-member Audit Committee that consists of Mr. Larry C. Barenbaum, Mr. Neil I. Sell and Mr. Ray M. Moberg, who is the chairperson of the Audit Committee. The Audit Committee operates under an amended and restated written charter adopted by the Board of Directors on June 26, 2014. The primary functions of the Audit Committee are (i) to serve as an independent and objective party to monitor our financial reporting process and internal control system, (ii) to review and appraise the audit efforts of our independent auditors, and (iii) to provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The charter also requires that the Audit Committee (or designated members of the Audit Committee) review and pre-approve the performance of all audit and non-audit accounting services to be performed by our independent registered public accounting firm (auditors), other than certain de minimus exceptions permitted by Section 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee held six meetings during fiscal year 2014. The Audit Committee also held executive sessions on several occasions during the year where company management was not present.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Moberg, is an “Audit Committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In addition, each member of the Audit Committee is an “independent director,” as such term is defined in the Nasdaq listing standards. The Board of Directors has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Report of the Audit Committee

The Audit Committee is responsible for providing independent, objective oversight of the company’s accounting functions and internal controls. In connection with these responsibilities, the Audit Committee has reviewed audited financial statements of Lakes Entertainment, Inc. for fiscal 2014 and discussed them with management.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed the independent registered public accounting firm’s independence with the independent auditors.

The Audit Committee, based on the review and discussions described above, recommended to the Board of Directors that the audited financial statements of Lakes Entertainment, Inc. be included in its Annual Report on Form 10-K for fiscal 2014.

This report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of Lakes under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lakes specifically incorporates this information by reference into such other filings.

AUDIT COMMITTEE

Larry C. Barenbaum

Ray M. Moberg

Neil I. Sell

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Corporate Governance Committee of the Board of Directors

The Board of Directors has established a two-member Corporate Governance Committee that consists of Mr. Neil I. Sell and Mr. Ray M. Moberg, each of whom satisfies the independence requirements of the Nasdaq listing standards. The Corporate Governance Committee held two meetings during fiscal year 2014.

The primary role of the Corporate Governance Committee is to (1) develop the overall corporate governance policies for Lakes and (2) consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board of Directors, including establishing criteria for Board of Directors membership and considering, recruiting and recommending candidates (including those recommended by shareholders) to fill new Board of Directors positions. The Corporate Governance Committee (or a subcommittee thereof) recruits and considers director candidates and presents qualified candidates to the full Board of Directors for consideration. Qualified candidates will be considered without regard to race, color, religion, gender, ancestry, national origin or disability.

The Corporate Governance Committee will consider each candidate’s general business and industry experience, his or her ability to act on behalf of shareholders, overall Board of Directors diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board of Directors nominees. Additionally, the Board of Directors will consider whether or not the candidate would be found suitable to be issued a gaming license. This is a requirement of continued Board of Directors membership. If the Corporate Governance Committee approves a candidate for further review following an initial screening, the Corporate Governance Committee will establish an interview process for the candidate. Generally, the candidate will meet with the members of the Corporate Governance Committee, along with our Chief Executive Officer and President. Contemporaneously with the interview process, the Corporate Governance Committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The Corporate Governance Committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board of Directors. The Corporate Governance Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in good corporate citizenship and image, time available for meetings and consultation on company matters and willingness to assume broad, fiduciary responsibility. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors on April 25, 2005.

Recommendations for candidates to be considered for election to the Board of Directors at our annual shareholder meetings may be submitted to the Corporate Governance Committee by our shareholders. Candidates recommended by our shareholders will be considered under the same standards as candidates that are identified by the Corporate Governance Committee. In order to make such a recommendation, a shareholder must submit the recommendation in writing to the Corporate Governance Committee, in care of our Secretary at our corporate office address, at least 120 days prior to the mailing date of the previous year’s Annual Meeting proxy statement. To enable the committee to evaluate the candidate’s qualifications, shareholder recommendations must include the following information:

•	The name and address of the nominating shareholder and of the director candidate;

•	A representation that the nominating shareholder is a holder of record of our common stock and entitled to vote at the current year’s Annual Meeting;

•

A description of any arrangements or understandings between the nominating shareholder and the director candidate or candidates being recommended pursuant to which the nomination or nominations are to be made by the shareholder;

•	A resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to hold a Board of Directors position;

•

Such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors; and

•	The consent of each nominee to serve as a director if so elected.

Compensation Committee of the Board of Directors

The Board of Directors has established a two member Compensation Committee that consists of Larry C. Barenbaum and Neil I. Sell, each of whom satisfies the independence requirements of the Nasdaq listing standards. Mr. Barenbaum and Mr. Sell are also “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee operates under a written amended and restated charter adopted by the Board of Directors on June 5, 2013. The Compensation Committee reviews our remuneration policies and practices, makes recommendations to the full Board of Directors in connection with all compensation matters affecting us and administers our incentive compensation plans.

14

The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of Named Executive Officer compensation. The Compensation Committee also has the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has the authority, to the extent it deems necessary or appropriate, to retain other advisors. Lakes will provide appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors hired by the Compensation Committee.

The Compensation Committee meets as often as its members deem necessary to perform the Compensation Committee’s responsibilities but in no event less than twice annually. The chair of the Compensation Committee presides at each meeting. In consultation with the other members of the Compensation Committee, the chair sets the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chair of the Compensation Committee also ensures that the agenda for each meeting is circulated to each Compensation Committee member in advance of the meeting. In addition, the Compensation Committee makes regular reports to the Board of Directors and proposes any necessary action to the Board of Directors.

In fiscal 2014, the Compensation Committee met on two occasions. The committee members participated in each of those meetings and, where appropriate, management was also present at the meetings. The recommendations of the Compensation Committee for Named Executive Officer compensation for fiscal 2014 were made to the Board of Directors, which subsequently adopted the Compensation Committee’s recommendations without modifications. The Chief Executive Officer does not participate in deliberations concerning, or vote on, the compensation arrangements for himself. Additional information regarding the Compensation Committee’s processes and procedures for establishing and overseeing executive compensation is disclosed under the heading “Executive Compensation — Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

Neil I. Sell and Larry C. Barenbaum served as the members of the Compensation Committee during fiscal 2014. There were no relationships among members of the Compensation Committee, members of the Board of Directors or executive officers of Lakes who served during fiscal 2014 that require disclosure under Item 407(e) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Committee Charters and Code of Business Conduct and Ethics

All three Committee charters, as well as our Code of Business Conduct and Ethics, are available on our website at www.lakesentertainment.com/investors/governance.

15

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal Two)

Section 14A of the Securities Exchange Act of 1934, as amended, requires public companies to conduct a separate shareholder advisory vote on executive compensation as disclosed in the Executive Compensation section, including the compensation tables and related narrative of the annual proxy statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

We urge shareholders to carefully read the Executive Compensation section of this proxy statement, which describes the executive compensation paid to our Named Executive Officers. Our Board of Directors and our Compensation Committee believe that the compensation paid to our Named Executive Officers is effective in achieving our compensation objectives.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking shareholders to approve the following advisory resolution at the 2015 Annual Meeting:

RESOLVED, that the shareholders of Lakes Entertainment, Inc. approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Executive Compensation section, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure in the proxy statement for our 2015 Annual Meeting.

The Board of Directors recommends that you vote FOR adoption of the foregoing resolution on the compensation of our Named Executive Officers.

16

PROPOSAL TO RATIFY THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal Three)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. Independent registered public accounting firms play an important part in our system of financial control. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Piercy Bowler Taylor & Kern, Certified Public Accountants, referred to herein as PBTK, as our independent registered public accounting firm for the 2015 fiscal year. Although it is not required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of PBTK for shareholder ratification at the Annual Meeting. Representatives of PBTK are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the shareholders do not ratify the appointment of PBTK, the Audit Committee may reconsider its selection, but it is not required to do so. Even if the shareholders ratify the appointment of PBTK at the Annual Meeting, the Audit Committee, in its sole discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

The following table presents fees for professional audit and other services rendered by PBTK during fiscal 2014 and fiscal 2013.

	Fees for 2014	Fees for 2013
Audit Fees(1)	$296,006	$279,596
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$296,006	$279,596

(1)

Audit fees consist of quarterly reviews and annual audits of our consolidated financial statements, including annual audit and attestation services required by the State of Maryland. This amount also includes the issuance of consents and review of documents filed with the SEC.

The Audit Committee of the Board of Directors has reviewed the fees billed by PBTK during fiscal year 2014 and, after consideration, has determined that the receipt of these fees by PBTK is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with PBTK and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC, including those designed to implement the Sarbanes-Oxley Act of 2002, as well as by the American Institute of Certified Public Accountants.

Pre-Approval of Audit and Non-Audit Services

As permitted under applicable law, our Audit Committee may pre-approve from time to time certain types of services, including tax services, to be provided by our independent registered public accounting firm. As provided in the charter of the Audit Committee, and in order to maintain control and oversight over the services provided by our independent registered public accounting firm, it is the policy of the Audit Committee to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002), and not to engage the independent registered public accounting firm to provide any non-audit services prohibited by law or regulation. For administrative convenience, the Audit Committee may delegate pre-approval authority to Audit Committee members who are also independent members of the Board of Directors, but any decision by such a member on pre-approval must be reported to the full Audit Committee at its next regularly scheduled meeting.

The Board of Directors recommends that you vote FOR ratification of the appointment of our independent registered public accounting firm for the 2015 fiscal year.

17

PROPOSAL TO AMEND AND RESTATE THE LAKES’ BYLAWS TO

PROVIDE THAT THE MINNESOTA CONTROL SHARE ACQUISITION ACT WILL NOT APPLY TO

LAKES AND ITS SHAREHOLDERS

(Proposal Four)

Minnesota Business Corporation Act Section 302A.671, commonly referred to as the Minnesota Control Share Acquisition Act (“MCSAA”), states that, unless a company’s articles of incorporation or bylaws expressly provide otherwise, the MCSAA shall apply to any issuing public company. Lakes’ Articles of Incorporation and Bylaws currently do not expressly opt out of the MCSAA. Our Board of Directors submits to the Lakes shareholders this Proposal Four to amend our Bylaws, as amended, to expressly provide that the MCSAA shall not apply to, or govern in any manner, Lakes and its shareholders. The proposed amendment is as follows:

RESOLVED, that the Bylaws be amended to add a new Article, which shall read in its entirety as follows:

“OPT OUT OF CONTROL SHARE ACQUISITION ACT

Neither Section 302A.671 of the Minnesota Statutes nor any successor statute thereto shall apply to, or govern in any manner, the Corporation or any existing or future control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of Section 302A.671 of the Minnesota Statutes or any successor statute thereto.”

Summary of the Minnesota Control Share Acquisition Act

          The MCSAA was adopted in 1984 as an anti-takeover measure. Generally, the MCSAA denies voting rights to certain shares acquired by a person who acquires in excess of certain percentage thresholds of voting control of an issuing public company, either in an attempt to take over the company or otherwise, unless the public company’s shareholders vote to allow such shares to vote.

          More specifically, the MCSAA provides that shares of an “issuing public corporation,” such as Lakes, acquired by an “acquiring person” in a “control share acquisition” that exceed the threshold of voting power of any of the three ranges identified below will not have voting rights, unless the issuing public company’s shareholders vote to accord such shares the voting rights normally associated with such shares. A “control share acquisition” is an acquisition, directly or indirectly, by an “acquiring person” (as defined in the MCSAA) of beneficial ownership of shares of an issuing public corporation that, but for the MCSAA, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power of the issuing public corporation with any of the following three ranges: (i) at least 20 percent but less than 33.33 percent; (ii) at least 33.33 percent but less than or equal to 50 percent; and (iii) over 50 percent. Shares acquired in a control share acquisition in excess of any of the three thresholds will have not voting rights, unless voting rights are accorded such shares by an affirmative vote by the issuing public company’s shareholders. Acquisition of beneficial ownership of shares includes the acquisition of the power to vote or direct the voting of shares, whether that power is shared within a group or is held by one shareholder. Certain acquisitions of voting power are exempt from the MCSAA, including acquisitions directly from the issuing public company.

Delivery of an Information Statement

              Prior to a special or annual shareholders meeting to grant voting power to an acquiring person in excess of the applicable threshold under the MCSAA, the acquiring person must deliver an information statement to the issuing public company. The information statement must disclose, among other things: (a) the identity and background of the acquiring person; (b) the number of shares owned by the acquiring person before the control share acquisition; (c) the terms of the control share acquisition, specifying the resulting range of voting power; and (d) any plans or proposals of the acquiring person to: (i) liquidate the company; (ii) merge or sell all or a substantial part of the assets of the company; (iii) change the location of the company’s principal place of business; (iv) materially change the company’s management or employment policies; (v) change materially the company’s charitable policies; (vi) change materially the company’s relationship with its suppliers or customers; or (vii) make any other material change to the company’s business.

Shareholder Meeting

               If requested by the acquiring person at the time the information statement is delivered to the issuing public company, the issuing public company will call a special meeting of the shareholders to consider the voting rights to be accorded the shares acquired or to be acquired pursuant to the control share acquisition. If the acquiring person does not request a special meeting, the matter to consider the voting rights of the shares will be conducted at the company’s next annual meeting or special meeting, provided that the acquiring person delivered the information statement to the company at least 55 days before such meeting.

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Vote Required to Grant Voting Rights to Shares

               At such a shareholder meeting, shareholders would vote on whether the shares acquired in a control share acquisition, in excess of the range of voting power, shall have the same voting rights as other shares of its class. Shareholder approval of voting rights for shares in excess of the applicable threshold under the MCSAA requires (i) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the acquiring person and (ii) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding shares owned by the acquiring person, any officer of the company and any employees of the company who are directors of the company. If shareholders vote to grant voting rights to the shares acquired in the control share acquisition, the control share acquisition must have been completed prior to the time of shareholder approval or within 180 days after approval, or another shareholder vote would be required.

Lakes’ Right to Redeem Shares

               The issuing public company has an option to call for redemption of all, but not less than all, shares acquired in the control share acquisition that exceed 20% of the outstanding voting power (or such higher threshold of voting power for which shareholder approval has not been obtained) at a price equal to the fair market value of the shares at the time the call is given if (i) the acquiring person fails to deliver the information statement to the issuing public company by the tenth day after the control share acquisition; or (ii) shareholders have voted not to accord voting rights to the shares acquired in the control share acquisition.

Impact on Lakes if Shareholders Approve Proposal Four and Elect to Opt Out of the MCSAA

A vote to approve this proposal to amend our Bylaws, as amended, to opt out of the MCSAA will allow an acquiring person to increase its beneficial ownership of Lakes shares without triggering the voting limitations, information statement obligations, redemption rights and other provisions of the MCSAA. It also will address the potential concern that certain terms of the Voting and Support Agreement, dated as of January 25, 2015, as amended, by and among Lakes, Golden Gaming, Lyle A. Berman and certain other shareholders of Lakes (the “Voting Agreement”) and the Shareholders’ Agreement by and among Lakes, Golden Gaming, the legacy Golden Gaming shareholder, Lyle A. Berman, and certain other shareholders of Lakes (the “Shareholders’ Agreement”), could be deemed to give rise to a “control share acquisition” under the MCSAA. The approval by our shareholders of this Proposal Four is a closing condition to the completion of the Merger.

The Voting Agreement requires that Lyle A. Berman and certain other shareholders of Lakes who are parties to the Voting Agreement vote in favor of this Proposal Four; provided, however, that they are not obligated to vote shares subject to the Voting Agreement that in the aggregate represent 20% or more of the voting power of the outstanding Lakes’ shares. Because the Voting Agreement and Shareholders’ Agreement could be deemed to give rise to a “control share acquisition” under the MCSAA, Mr. Berman and the other Lakes shareholders who are parties to those agreements have determined that they will not vote at the Annual Meeting any shares subject to such agreements that in the aggregate represent 20% or more of the voting power of all Lakes’ outstanding shares. As a result, approximately 783,000 shares held by the parties to the Voting Agreement and Shareholders’ Agreement will not be voted at the Annual Meeting.

If Proposal Four is approved, it means that Lakes will no longer be afforded the protections against “hostile” acquisitions intended under the MCSAA. In addition, there would no longer be any potential that the provisions of the Voting Agreement and the Shareholders’ Agreement could be deemed to give rise to “control share acquisitions” under the MCSAA. As a result, any shareholder (or group of shareholders), including shareholders who acquire the power to vote or direct the voting of more than 20% of the voting power of Lakes, will be entitled to vote upon all matters affecting Lakes, including votes with respect to Board of Directors composition, acquisition, dissolution, or other significant matters. For example, if a shareholder were to make a control share acquisition that had the effect of increasing its beneficial ownership of Lakes from 18% to 30%, and the MCSAA does not apply, such shareholder would no longer have to comply with the disclosure requirements of the MCSAA or seek shareholder approval in order to exercise voting power over the number of shares representing more than 20% of the voting power of Lakes’ outstanding shares.

Impact on Lakes if Shareholders Do Not Approve Proposal Four

The approval by our shareholders of this Proposal Four is a closing condition to the completion of the Merger. Accordingly, if shareholders do not approve this Proposal Four, Golden Gaming will not be obligated to consummate the Merger. In addition, Lakes is required to reimburse Golden Gaming’s transaction expenses, up to $500,000, if Lakes shareholders fail to approve Proposal Four.

Moreover, if Proposal Four is not approved, Lakes will remain subject to the MCSAA, which means that if a shareholder were to make a control share acquisition that had the effect of increasing its beneficial ownership of Lakes from 18% to 30%, such shareholder would have to comply with the disclosure requirements of the MCSAA and seek shareholder approval in order to exercise voting power over the number of shares representing more than 20% of the voting power of Lakes’ outstanding shares.

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Shareholders should, however, be aware that, irrespective of whether Proposal Four is approved, acquisitions of our common stock (or any interest therein) that would result in a shareholder (or several shareholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding shares of common stock is restricted under Lakes’ Amended and Restated Rights Agreement (see Proposal Five).

Certain of our officers and directors have interests in the Merger that are different from, or in addition to, the interests of other Lakes shareholders. In particular, in connection with the Merger and under pre-existing agreements between Lakes and Lyle A. Berman and Timothy J. Cope, they will be entitled to total cash severance payments of approximately $1.25 million and $875,500, respectively, plus additional payments of certain insurance benefits. The 10,000 options to acquire shares of Lakes common stock that are held by Messrs. Berman and Cope, which options would not otherwise become exercisable until February 2016, will also automatically vest. Further, Mr. Berman is expected to enter into a three year consulting agreement with Lakes in connection with the Merger that would pay him $200,000 annually. The agreement contains certain non-compete and non-disclosure requirements that are normal and customary for transactions of this nature. Mr. Cope is expected to enter into a consulting agreement through April 1, 2016 with Lakes in connection with the Merger that will pay him $140,000. After the closing of the Merger, Messrs. Berman and Cope, along with current director Neil Sell, will be entitled to compensation paid to directors of the combined company. Pursuant to the Merger Agreement, Lakes will also cause Messrs. Berman and Cope to be nominated for election to the Board of Directors of Lakes at each of the annual meetings of Lakes shareholders that occurs during the 36 months following the effective time of the Merger. See “Interests of Certain of Lakes’ Officers and Directors in the Merger” in Lakes’ definitive proxy statement filed on May 4, 2015 with the SEC.

The Board of Directors recommends that you vote FOR the amendment and restatement of Lakes’ Bylaws to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, Lakes and its shareholders.

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Proposal to approve the Amended and Restated Rights Agreement

(Proposal Five)

On December 12, 2013, the Board of Directors authorized and declared a dividend of one right (“Right”) to purchase one share of common stock of Lakes to the Lakes shareholders of record at the close of business on December 23, 2013, in accordance with the terms of the rights agreement, dated December 12, 2013, between Lakes and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association. On January 25, 2015, Lakes amended and restated the terms of the rights agreement pursuant to an Amended and Restated Rights Agreement between Lakes and Wells Fargo Shareowner Services (as amended and restated, the “Rights Agreement”) in order to help preserve its ability to utilize its existing net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryover, and any net unrealized “built-in loss” (collectively, “NOLs”) within the meaning of Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

As of March 29, 2015, Lakes had approximately $96.3 million of NOLs, which will begin to expire in 2032, which Lakes views as a valuable asset. Lakes’ Board of Directors has determined that the expected issuance of shares of Lakes common stock in the Merger will significantly increase the risk of an “ownership change,” as defined in Section 382 of the Internal Revenue Code, occurring. If Lakes were to experience an “ownership change” within the meaning of Section 382 of the Internal Revenue Code, our ability to utilize our NOLs to offset future taxable income could be significantly limited or lost altogether. Accordingly, the Rights Agreement is designed to deter acquisitions of shares of Lakes common stock that would result in a shareholder owning 4.99% or more of Lakes common stock (as calculated under Section 382 of the Internal Revenue Code) or any existing holder of 4.99% or more of Lakes common stock acquiring additional shares (either of which could result in an “ownership change” under Section 382 of the Internal Revenue Code) and thereby help preserve our ability to utilize our NOLs to offset future taxable income following the consummation of the Merger. There is no guarantee, however, that the Rights Agreement will prevent us from experiencing an “ownership change” under Section 382 of the Internal Revenue Code.

Subject to limited exceptions, the Rights Agreement is generally designed to deter any person from acquiring shares of our common stock (or any interest therein) if the acquisition would result in a shareholder (or several shareholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding shares of common stock without the approval of the Board of Directors. The Rights Agreement could be deemed to have a potential anti-takeover effect because an acquiring person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Rights Agreement, if approved by our shareholders, may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The transactions contemplated under the Merger Agreement, however, are exempt from the provisions of the Rights Agreement. The Rights Agreement will expire if shareholder approval is not received by January 25, 2016. Accordingly, Lakes is submitting this Proposal Five to approve the Rights Agreement at the 2015 Annual Meeting.

Description of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, the complete text of which is attached as Annex A to this Proxy Statement. Please read the Rights Agreement in its entirety, as the discussion below is only a summary.

Distribution and Transfer Rights; Right Certificates. Each Right entitles the registered holder to purchase from Lakes one share of its common stock, par value $.01 per share, at a price of $30 per share (the “Purchase Price”), subject to adjustment. Initially, the Rights will be attached implicitly to all common stock certificates representing shares then outstanding, and no separate Right certificates will be distributed. Until the earlier to occur of ten (10) business days following (i) the date of a public announcement, or the Board of Directors becomes aware (the “Stock Acquisition Date”), of the existence, subject to certain exceptions, of a person or group of affiliated or associated person has acquired beneficial ownership of 4.99% or more of the Lakes common stock (an “Acquiring Person”), or (ii) the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any person or group and related persons having beneficial ownership of 4.99% or more of Lakes common stock without the prior consent of the Board of Directors (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the common stock certificates outstanding as of the record date, by such common stock certificate or by book entry.

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Until the Distribution Date, the Rights will be transferred with and only with common stock certificates. From as soon as practicable after the record date and until the Distribution Date (or earlier redemption or expiration of the Rights), new common stock certificates or book entry shares issued after the record date upon transfer or new issuance of the common stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock or book entry shares outstanding as of the record date will also constitute the transfer of the Rights associated with the common stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date, and such separate Rights Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date.

Flip-In Right. In the event that, at any time following the Distribution Date, any person, other than a person expressly excluded under the Rights Agreement, becomes an Acquiring Person, the holder of a Right (except with respect to Rights held by the Acquiring Person, its affiliates and associates and certain transferees of the Acquiring Person or such affiliates or associates) shall (subject to possible suspensions provided for in the Rights Agreement) thereafter be entitled to receive, upon exercise thereof at the then current Purchase Price of the Right, common stock of Lakes which has a value equal to twice the Purchase Price (such right being called the “Flip-In Right”). Certain persons are excluded from becoming an Acquiring Person under the Rights Agreement, including holders who own 4.99% or more of Lakes common stock as of the effective date of the amendment and restatement of the Rights Agreement and the acquisition of 4.99% or greater of Lakes common stock pursuant to the Merger Agreement. In addition, the amended provisions of the Rights Agreement permit the Board of Directors to exempt certain acquisitions of common stock from triggering the provisions of the Rights Agreement either prior to or after the acquisition. A majority of the Board of Directors (as determined in its discretion by the vote of a majority of the Directors then in office) may elect to distribute cash, other securities or other property in lieu of common stock to the Right holders upon the exercise of their Rights following any such event.

Flip-Over Right. In the event that, at any time following the Distribution Date, Lakes is acquired in a merger or other business combination transaction where Lakes is not the surviving corporation or in the event that 50% or more of its assets or earning power is sold, proper provision shall be made so that each holder of a Right will thereafter have the right (in lieu of the Flip-In Right) to receive, upon the exercise thereof at the then current Purchase Price of the Right, common stock of the acquiring entity which has a value equal to twice the Purchase Price of the Right (such right being called the “Flip-Over Right”). Upon the occurrence of any of the events giving rise to the exercisability of the Flip-In Right or the Flip-Over Right, any Rights that are or were at any time owned by an Acquiring Person engaging in any of such transactions or receiving the benefits thereof on or after the time the Acquiring Person became such shall become null and void.

Redemption of the Rights. At any time prior to the earlier to occur of (i) the tenth business day following a Stock Acquisition Date, or (ii) the expiration of the Rights, Lakes may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the “Redemption Price”), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Board of Directors may thereafter redeem the then outstanding Rights in whole, but not in part, at the Redemption Price provided that (a) such redemption is incidental to a merger or other business combination transaction or series of transactions involving Lakes but not involving an Acquiring Person or any person who was an Acquiring Person, or (b) an Acquiring Person has reduced his beneficial ownership to less than 4.99% of the then outstanding shares of common stock and there exists no other Acquiring Person at the time of such redemption. The redemption of Rights will be effective only as of such time when the Flip-In Right is not exercisable, and in any event, only after 10 business days prior notice. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange Provision. The Board of Directors may also, at any time from and after a Stock Acquisition Date, exchange one share of Common Stock for each Right held by a shareholder other than the Acquiring Person during such time as the Acquiring Person holds any amount of Common Stock between 4.99% and 50% of the then outstanding shares.

Shareholder Rights. Until a Right is exercised, it will not entitle the holder to any rights as a shareholder of Lakes (other than those as an existing shareholder), including, without limitation, the right to vote or to receive dividends.

Amendment of Terms of Rights Agreement. The terms of the Rights may be amended by the Board of Directors (i) prior to the Distribution Date in any manner, and (ii) on or after the Distribution Date to cure any ambiguity, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, or in any manner not adversely affecting the interests of the holders of the Rights.

Expiration of the Rights. The Rights will expire on the earliest of (i) the third anniversary of the closing of the Merger pursuant to the Merger Agreement, (ii) redemption of Rights by Lakes as described above, (iii) the date on which the Rights are exchanged pursuant to the terms of the Rights Agreement, (iv) the close of business on January 25, 2016, if stockholders do not approve the Rights Agreement, or (iv) when the Board determines that the NOLs are no longer available, have been fully utilized, or that the impact of an ownership change under Sections 382 and 383 of the Internal Revenue Code would not materially and adversely impact Lakes.

The Board of Directors recommends that you vote FOR the approval of the Rights Agreement.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the close of business on June ___, 2015, the Record Date, there were 13,391,578 shares of our common stock issued and outstanding, which is the only class of capital stock entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote on all matters put to a vote of shareholders.

The following table sets forth certain information regarding the beneficial ownership of Lakes’ common stock by (i) all persons known by Lakes to be the owner (or deemed to be the owner pursuant to the rules and regulations of the SEC), of record or beneficially, of more than 5% of Lakes’ outstanding common stock, (ii) each of the directors and nominees for election to the Board of Directors, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group, in each case based upon beneficial ownership reporting of Lakes’ common stock as of such date. Except as otherwise indicated, the information is given as of the Record Date, the mailing address of each shareholder is 130 Cheshire Lane, Minnetonka, Minnesota 55305, and each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name	Shares of Lakes Common Stock Beneficially Owned(9)	Percentage of Common Stock Outstanding(9)
Lyle A. Berman(1)	2,405,475	17.7%
Timothy J. Cope(2)	206,857	1.5
Larry C. Barenbaum(3)	18,707	*
Ray M. Moberg(4)	30,765	*
Neil I. Sell(5)	1,277,658	9.5
Stephen Haberkorn, P.O. Box 80270, Las Vegas, Nevada 89190-0270(6)	878,765	6.6%
Cove Street Capital, LLC, 2101 East El Segundo Boulevard, Suite 302, El Segundo, California 90245(7)	709,313	5.3%
All Lakes Entertainment, Inc. Directors and Executive Officers as a Group (5 people including the foregoing)(8)	3,939,462	28.7%

*	Less than one percent.

(1)

Includes 211,403 shares held by Berman Consulting Corporation, a corporation wholly owned by Mr. Berman, 161,500 shares owned by Mr. Berman through a Berman Consulting Corporation profit sharing plan, 1,830,833 shares owned by Lyle A. Berman Revocable Trust and options to purchase 201,739 shares.

(2)	Includes options to purchase 143,036 shares and 5,000 shares owned by Mr. Cope’s spouse.

(3)	Includes options to purchase 16,207 shares.

(4)	Includes options to purchase 28,265 shares.

(5)

Includes an aggregate of 1,255,194 shares held by four irrevocable trusts for the benefit of Lyle A. Berman’s children with respect to which Mr. Sell has shared voting and dispositive powers as a co-trustee. Mr. Sell has disclaimed beneficial ownership of such shares. Also includes options to purchase 15,765 shares.

(6)	Based solely upon Schedule 13G dated November 12, 2014 on file with the SEC.

(7)	Based solely upon Schedule 13G dated February 13, 2015 on file with the SEC.

(8)

Includes shares held by corporations controlled by such officers and directors and shares held by trusts of which such officers and directors are trustees. Also includes options to purchase 405,012 shares.

(9)

Shares of our common stock not outstanding but deemed beneficially owned because the respective person or group has the right to acquire them as of the Record Date, or within 60 days of such date, are treated as outstanding for purposes of calculating the percentage of common stock outstanding for such person or group.

The foregoing footnotes are provided for informational purposes only and each person disclaims beneficial ownership of shares owned by any member of his or her family or held in trust for any other person, including family members.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

Policy.    The Audit Committee is responsible for reviewing and approving (with the concurrence of a majority of the disinterested members of the Board of Directors) any related party and affiliated party transactions as provided in the Amended and Restated Audit Committee Charter adopted by the Board of Directors of Lakes on June 26, 2014. In addition, the rules of The Nasdaq Stock Market provide that all related party transactions must be reviewed for conflicts of interest by the Audit Committee. In accordance with policies adopted by the Audit Committee, the following transactions must be presented to the Audit Committee for its review and approval:

1.

Any transaction in which (i) the amount involved exceeds $120,000, (ii) Lakes was or is to be a participant (within the meaning of Regulation S-K, Item 404(a)), and (iii) a related person (as defined in Regulation S-K, Item 404(a)) has or will have a direct or indirect material interest (within the meaning of Regulation S-K, Item 404(a)).

2.	Any contract or other transaction between Lakes and one or more directors of Lakes, or between Lakes and an organization in or of which one or more directors of Lakes are directors, officers, or legal representatives or have a material financial interest within the meaning of Minnesota Statutes, Section 302A.255.

Procedure.    In addition to our Board of Directors complying with the requirements of Minnesota Statutes, Section 302A.255 with respect to any proposed transaction with a potential director’s conflict of interest, all proposed transactions covered by the policy must be approved in advance by a majority of the members of the Audit Committee, along with the concurrence of a majority of the disinterested directors of the Board of Directors. If a proposed transaction covered by the policy involves a member of the Audit Committee, such member may not participate in the Audit Committee’s deliberations concerning, or vote on, such proposed transaction.

Prior to approving any proposed transaction covered by the policy, the following information concerning the proposed transaction will be fully disclosed to the Audit Committee:

1.	The names of all parties and participants involved in the proposed transaction, including the relationship of all such parties and participants to Lakes and any of its subsidiaries;

2.	The basis on which the related person is deemed to be a related person within the meaning of Regulation S-K, Item 404(a), if applicable;

3.	The material facts and terms of the proposed transaction.

4.	The material facts as to the interest of the related person in the proposed transaction.

5.	Any other information that the Audit Committee requests concerning the proposed transaction.

The Audit Committee may require that all or any part of such information be provided to it in writing.

The Audit Committee may approve only those transactions covered by the policy that a majority of the members of the Audit Committee in good faith determine to be (i) fair and reasonable to Lakes, (ii) on terms no less favorable than could be obtained by Lakes if the proposed transaction did not involve a director or the related person, as the case may be, and (iii) in the best interests of Lakes.

Related Party Transactions

There are no material interests, direct or indirect, of related persons within the meaning of Regulation S-K, Item 404(a), in any transaction since the beginning of Lakes’ last fiscal year or in any proposed transaction which has materially affected or would materially affect Lakes and in which the amount involved exceeds $120,000, except that in connection with the Merger, Mr. Berman, the Chairman of the Board and CEO of Lakes, is expected to enter into a three year consulting agreement after the closing of the Merger with Lakes that would pay him $200,000 annually, and Mr. Cope, President of Lakes, is expected to enter into a consulting agreement after the closing of the Merger with Lakes through April 1, 2016 that will pay him $140,000. Both agreements are expected to contain certain non-compete and non-disclosure requirements that are normal and customary for transactions of this nature.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Section 16(a) forms furnished to us, we believe that all officers, directors and greater than ten percent shareholders met all applicable filing requirements under Section 16(a) during fiscal 2014.

PROPOSALS OF SHAREHOLDERS

To be eligible to include a shareholder proposal in our proxy statement for the 2016 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, we must receive the shareholder proposal on or before _____, 2016.

Under our Bylaws, as amended, a shareholder is eligible to submit a shareholder proposal outside the processes of Rule 14a-8 if the shareholder is of record based on the record date for determining shareholders entitled to vote at the annual meeting. The shareholder also must provide timely notice of the proposal to us. To be timely under our Bylaws, as amended, we must receive advance notice of the proposal by _____, 2016 (90 days before July ____, 2016, the anniversary of our 2015 Annual Meeting) or, if the 2016 Annual Meeting date is more than 30 days before or after July ____, 2016, advance notice of the proposal must be received not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of the 2016 Annual Meeting. Any shareholder proposal notice must comply with the content and other requirements for such notices specified in our Bylaws, as amended. In addition, we may exercise our discretion in voting for any proposal not submitted in accordance with our advance notice bylaws that is presented at the shareholders meeting. All written proposals should be submitted to Timothy J. Cope, President, Chief Financial Officer and Treasurer, 130 Cheshire Lane, Minnetonka, Minnesota 55305.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

SEC rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that shareholders living at the same address receive, and it reduces our printing and mailing costs.

If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061. Each shareholder will continue to receive a separate proxy card. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer shareholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the proxy, proxy statement and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.

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OTHER MATTERS

The Board of Directors does not intend to present to the Annual Meeting any other matter not referred to above and does not presently know of any matters that may be presented to the Annual Meeting by others. However, if other matters come before the Annual Meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

LAKES ENTERTAINMENT, INC.

Timothy J. Cope, President, Chief Financial Officer and Treasurer

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Appendix A

LAKES ENTERTAINMENT, INC.

and

WELLS FARGO SHAREOWNER SERVICES, A DIVISION OF

WELLS FARGO BANK, NATIONAL ASSOCIATION

Rights Agent

______

Amended and Restated

Rights Agreement

Dated as of January 25, 2015

i

AMENDED AND RESTATED RIGHTS AGREEMENT

This AMENDED AND RESTATED RIGHTS AGREEMENT, dated effective as of January 25, 2015 (the “Agreement”), is by and between Lakes Entertainment, Inc., a Minnesota corporation (the “Company”), and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association (the “Rights Agent”).

WHEREAS, the parties to this Agreement have previously entered into that certain rights agreement dated as of December 12, 2013 (the “Original Agreement”);

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to utilize its existing net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, and any net unrealized “built-in loss” within the meaning of Sections 382 and 383 of the Code, or any successor or replacement provisions and the Treasury Regulation promulgated thereunder, of the Company or any of its Subsidies and any other tax attribute the benefit of which is subject to possible limitation under Section 382 (as defined below) (collectively, “NOLs”), for income tax purposes could be substantially limited or lost altogether;

WHEREAS, the Company views the NOLs as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company, concurrently with the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Lakes Golden Acquisition Corporation, Sartini Gaming, Inc. and The Blake L. Sartini and Delise F. Sartini Family Trust (the “Sartini Trust”) and related agreements, provide for the protection of the NOLs and ensures that the Company can continue to utilize its NOLs, as provided in this Agreement;

WHEREAS, the Board of Directors of the Company (the “Board”) desires to take measures to positively impact shareholder returns and to ensure the Company’s ability to utilize the NOLs; and

WHEREAS, in furtherance of such objectives, on January 25, 2015, the Board of Directors of the Company (the “Board”), as permitted pursuant to Section 27 of the Original Agreement, approved the modification of terms described in this Agreement as they relate to the previously declared dividend distribution of one Right (as hereinafter defined) for each outstanding share of common stock, par value $.01 per share, of the Company which was outstanding on December 23, 2013 (the “Record Date”), each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (the “Rights”) and has previously authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date in accordance with Section 22;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby amend and restate the Original Agreement and agree as follows:

Section 1.     Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)  “Acquiring Person” shall mean any Person who or which, shall become the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding or who was such a Beneficial Owner at any time after the date hereof, whether or not such person continues to be the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding. Notwithstanding the foregoing, the term Acquiring Person shall not include (i) the Company, any Subsidiary of the Company, or any of the officers and directors thereof acting in their fiduciary capacities, (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iii) any Person deemed to be an “exempt person” in accordance with Section 28 or Section 29, or (iv) a Grandfathered Person, unless and until such time as such Grandfathered Person shall, after the first public announcement of this Agreement, become the Beneficial Owner of one or more additional shares of the Common Stock of the Company (other than by acquisition of such shares directly from the Company) unless upon acquiring such Beneficial Ownership, such Grandfathered Person does not Beneficially Own 4.99% or more of the Common Stock of the Company then outstanding. No Person shall be deemed to be an Acquiring Person either (X) as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares Beneficially Owned by such Person; except that if (i) such Person would become an Acquiring Person (but for the operation of this subclause (X)) as a result of the acquisition of Common Stock by the Company, and (ii) after such share acquisition by the Company, such Person becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a stock split, stock dividend, or similar transaction), then such Person shall be deemed an Acquiring Person or (Y) if (i) the Board determines in good faith that such Person inadvertently becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, and (ii) promptly upon becoming aware of such inadvertent event (as determined, in good faith, by the Board), (a) notifies the Board of Directors thereof and (b) as soon as practicable thereafter, divests or enters into an irrevocable commitment to divest as promptly as practicable and thereafter divests a sufficient number of shares of Common Stock so that such Person is the Beneficial Owner of less than 4.99% of the outstanding shares of Common Stock. For purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

(c)     “Acquisition Event” shall mean either the event described in Section 11(a)(ii) or Section 13(a) hereof.

(d)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as in effect on the date of this Agreement and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided that no Person who is a member of the Board of Directors or an officer of the Company shall be deemed an Affiliate or an Associate of any other member of the Board of Directors or officer of the Company solely as a result of his or her position as a member of the Board of Directors or officer of the Company.

(e)       A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own”, any securities:

(i)     which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the Rules under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1(e)(iii) of this Agreement and not under this Section 1(e)(i);

(ii)     which such Person has the right or obligation to acquire (whether directly or indirectly and whether such right or obligation is exercisable or effective immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise or whether within the control of such Person) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), including, without limitation, for the avoidance of doubt, through any agreement to enter into an agreement that would permit a Person to purchase or otherwise acquire such securities, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (1) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; (2) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person until such tendered securities are accepted for purchase or exchange; (3) securities issuable upon the exercise of the Rights at any time prior to the occurrence of an Acquisition Event; or (4) securities issuable upon exercise of Rights from and after the occurrence of an Acquisition Event, which Rights were acquired by such Person prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or

(iii)     of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(e)(iii) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(f)     “Board of Directors” means the Company’s Board of Directors.

(g)     “Book Entry” means an uncertificated book entry for the Common Stock.

(h)     “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Minnesota are authorized or obligated by law or executive order to close.

(i)      “Close of Business” on any given date shall mean 5:00 P.M., Minneapolis, Minnesota time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Minneapolis, Minnesota time, on the next succeeding Business Day.

(j)     “Common Stock” when used in reference to the Company shall mean the common stock, par value $.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed, except that “Common Stock,” when used with reference to any Person other than the Company, organized in corporate form, shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(k)     “Grandfathered Person” means any Person who or which (i) immediately prior to the first public announcement of the adoption of this Agreement, is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding or (ii) becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding as a result of shares of the Common Stock of the Company issued to such Person under the Merger Agreement and related transactions.

(l)      “Person” shall mean any individual, firm, corporation, partnership, limited liability company, association, joint stock company, trust, business trust, government or political subdivision, unincorporated organization, or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), including any successor (by merger or otherwise) thereof or thereto.

(m)     “Related Persons” shall mean, as to any Person, any Affilates or Associates of such Person.

(n)     “Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.

(o)     “Stock” means with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

(p)     “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(q)     “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person, either alone or together, with one or more Affiliates of such Person.

(r)     “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Agreement

(s)     “Stockholder Meeting” shall mean a meeting of stockholders of the Company, or any adjournment thereof, duly held in accordance with the First Amended Bylaws of the Company, as amended from time to time, the Articles of Incorporation of the Company, as amended from time to time, and applicable law.

(t)      “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be final and binding on the Rights Agent.

Section 2.      Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such “co-Rights Agents” as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine.

Section 3.     Issue of Rights Certificates.

(a)     From and after the date hereof until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date, or (ii) the Close of Business on the tenth Business Day (or such later date, if any, as the Board of Directors may determine in its sole discretion) after the date of the commencement of, or first public announcement of the intent of any Person to commence (which intention to commence remains in effect for five Business Days after such announcement) a tender or exchange offer which would result in such person becoming an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights), (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock or by Book Entry in respect of such Common Stock and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Sections 7(a)(v), 7(a)(vi), 28 or 29 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates and the Rights shall be transferable separately from the shares of Common Stock of the Company.

(b)     The Company made available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form of Exhibit B attached to the Original Agreement. With respect to certificates for the Common Stock or Book Entry shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock or Book Entry shares and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7 hereof), the surrender for transfer of any of the certificates for the Common Stock or Book Entry shares outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or Book Entry shares.

(c)     With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock or by Book Entry in respect of such Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7 hereof), the surrender for transfer of any of the certificates for the Common Stock outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

(d)       Certificates for the Common Stock

(i)     issued after the Record Date, but prior to the effective date of this Agreement, shall be deemed also to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Lakes Entertainment, Inc. and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association dated effective as of December 12, 2013 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Lakes Entertainment, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lakes Entertainment, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to, or held by, Acquiring Persons, or Related Persons (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

(ii)     issued after the effective date of this Agreement, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between Lakes Entertainment, Inc. and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association dated effective as of January 25, 2015 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Lakes Entertainment, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Lakes Entertainment, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to, or held by, Acquiring Persons, or Related Persons (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates or notices containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone and the registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates or Book Entry shares shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the foregoing legend on any such certificate or to include such legend in a notice to the registered holder or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions hereof.

Section 4.     Form of Rights Certificates.

(a)     The Rights Certificates (and the forms of election to exercise and of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit A and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price per share set forth therein (the “Purchase Price”), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

(b)     Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Related Persons who become a transferee after the Acquiring Person becomes such, (ii) a transferee of an Acquiring Person or Related Persons who becomes a transferee after the Acquiring Person or Related Persons becoming such, or (iii) a transferee of an Acquiring Person or Related Persons who becomes a transferee prior to or concurrently with the Acquiring Person or Related Persons becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to or on behalf of holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock associated with such Rights or the Company or (B) a transfer which the Board of Directors otherwise concludes in good faith (as determined in its discretion by the vote of a majority of the Directors then in office) is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible and reasonably identifiable as such) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or Related Persons (as such terms are defined in that certain Amended and Restated Rights Agreement between Lakes Entertainment, Inc. and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association dated effective as of January 25, 2015 (the “Rights Agreement”). Accordingly, this Rights Certificate and the Rights represented hereby may become void in certain circumstances specified in the Rights Agreement.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 5.     Countersignature and Registration.

(a)     The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, or its President or Chief Financial Officer, either manually or by facsimile signature, which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned and such countersignature upon any Rights Certificates shall be conclusive evidence, and the only evidence, that such Rights Certificates have been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its offices in St. Paul, Minnesota, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.     Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)     Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. The Rights shall only be transferable on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.     Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)     Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to exercise on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each share of Common Stock (or, if applicable, such other number of shares, other securities, or cash or other assets) as to which the Rights are then exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on the third anniversary of the closing of the merger pursuant to the Merger Agreement (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged, as provided in Section 24 hereof (the “Exchange Date”), (iv) the close of business on January 25, 2016, if Stockholder Approval has not been obtained by that date, (v) the close of business on the effective date of the repeal of Section 382 if the Board determines that this Agreement is no longer necessary or desirable for the preservation of the NOLs, or (vi) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes. Except as set for in Section 7(e) below, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock in accordance with and subject to the provisions of this Agreement as of the date such Person becomes a record holder of shares of Common Stock.

(b)     The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall as of the effective date of this Agreement be Thirty Dollars ($30), taking into account the reverse split of the Company’s Common Stock which was effective between the Record Date and the effective date of this Agreement, and shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)      Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to exercise duly executed, accompanied by payment (in cash, or by certified check or bank draft payable to the order of the Company) of the Purchase Price for the shares (or other securities, property, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Common Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a)(iii) hereof, the Company will make all arrangements necessary so that such other securities, cash, and/or property are available for distribution by the Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by such Rights Certificate no longer include the Rights provided by Section 11(a)(ii) of the Rights Agreement and if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the Rights provided by Section 11(a)(ii).

(d)     In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)     Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of the event described in Section 11(a)(ii) or an event described in Section 13, any Rights beneficially owned by (i) an Acquiring Person or a Related Persons, (ii) except as provided below, a transferee of an Acquiring Person or Related Persons who becomes a transferee after the Acquiring Person becomes such, or (iii) except as provided below, a transferee of an Acquiring Person or Related Persons who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to or on behalf of holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect of avoidance of this Section 7(e), shall become null and void without any further action, and no holder of such Rights shall thereupon have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Board of Directors may, in appropriate circumstances, waive application of this Section 7(e) and Section 4(b) hereof are complied with but shall have no liability to any holder of Rights for the inability to make any determinations with respect to an Acquiring Person or Related Persons or transferees hereunder.

(f)     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8.     Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company or, at the written request of the Company, destroy all such canceled Rights Certificates and certify in writing to the Company that it has done so.

Section 9.     Availability of Common Stock.

(a)     In the event that, as of the Distribution Date, there shall not be sufficient authorized but unissued shares of Common Stock to permit full exercise of any outstanding Rights, the Company shall use its best efforts to have the stockholders of the Company take such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of Rights.

(b)     If the Company's Common Stock is listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for issuance upon the exercise of the Rights to be listed on such exchange upon official notice of issuance upon such exercise.

(c)     The Company shall use its best efforts to (i) file, as soon as practicable following the Distribution Date, a registration statement under the Securities Act of 1933 (the “Act”), with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the date of the Expiration Date. The Company will also take such action as may be appropriate under the blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file any required registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d)     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued, fully paid, and nonassessable.

(e)     The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of the shares of Common Stock in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

Section 10.     Common Stock Record Date. Each Person in whose name any certificate for shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open, and further provided that, if delivery of shares of Common Stock is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Common Stock only when such shares first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.      Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)     (i)     In the event the Company shall at any time after the effective date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification or recapitalization of the Common Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification, or recapitalization and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification, or recapitalization. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii).

(ii)     In the event any Person shall become an Acquiring Person, then, except as provided below and in Section 7(e) hereof, the holder of any Right which has not theretofore been exercised shall thereafter be entitled to receive, upon exercise of such Right at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of Common Stock of the Company equal to the result obtained by (1) multiplying the then current Purchase Price by one (or by such other number of shares of Common Stock then acquirable upon the exercise of a Right, giving effect to any adjustment in such number as provided herein) and (2) dividing that product by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock as of the Stock Acquisition Date in question; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment also constitutes an event described in Section 13(a), then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

(iii)    In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii) hereof, the Company’s Board of Directors may, if the Board of Directors determines in its discretion that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to issue or pay, upon the exercise of the Rights, cash (including an offset against the Purchase Price), property, shares of Common Stock, preferred stock, or other securities or any combination thereof having an aggregate value equal to the value of the shares of Common Stock which otherwise would have been issuable pursuant to Section 11(a)(ii), which value shall be determined by a reputable investment banking firm selected by the Company’s Board of Directors. For purposes of the preceding sentence, the value of any preferred stock which the Board of Directors determines to be a “common stock equivalent” shall be deemed to have the same value as the Common Stock. Any such election by the Board of Directors must be made and publicly announced within 90 days of the relevant Stock Acquisition Date. Following the occurrence of an event described in Section 11(a)(ii), the Board of Directors may (as determined in its discretion by the vote of a majority of the Directors then in office) suspend the exercisability of the Rights for a period of up to 90 days following the occurrence of such event to the extent that the Board of Directors has not determined whether to exercise its rights of election under this paragraph (a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b)     If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or securities convertible into Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into Common Stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)     In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, less the fair market value, as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent, of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)     For the purpose of any computation hereunder, the “current market price” of any share of Common Stock or any other stock or any Right or other security shall be deemed to be the average of the daily closing prices of such for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price of the security is determined during a period following the announcement by the issuer of such security of (A) a dividend or distribution on such security payable in shares of Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, reclassification, or recapitalization of such security, and prior to the expiration of the thirty (30) Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, reclassification, or recapitalization then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the securities are not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the last quoted high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or the “Pink Sheets” or such other system then in use, or, if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors. If on any such date no market maker is making a market in the securities, the fair value of such securities on such date, as determined in good faith by the Board of Directors, shall be used; provided that, if at the time of such determination there is an Acquiring Person, the current market price of such security on such date shall be determined by a reputable investment banking firm selected by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors provided that, if at the time of such determination there is an Acquiring Person, the current market price of such security on such date shall be determined by a reputable investment banking firm selected by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)     Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)     If as a result of any adjustment made pursuant to Section 11(a) or Section 13, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

(g)     All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)     Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest ten-thousandth) of Common Stock obtained by (i) multiplying (x) the number of shares covered by the Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)     The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)     Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder, without prejudice to any adjustment or change.

(k)     Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

(l)     In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors shall determine in its discretion to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to above in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

(n)     The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if at the time of or immediately after such consolidation, merger or sale (x) there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) there are not sufficient unissued, unreserved shares of Common Stock of the Company to permit the exercise in full of the Rights (except to the extent cash, property, or other securities have been substituted pursuant to Section 11(a)(iii)) or (z) prior to, simultaneously with or immediately after such consolidation, merger or sale the shareholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided that, this Section 11(n) shall not affect the ability of any subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to any other Subsidiary of the Company.

(o)     The Company covenants and agrees that, after the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action the purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)     The exercise of Rights under Section 11(a) (ii) shall only result in the loss of rights under Section 11(a) (ii) with respect to Rights to the extent so exercised and neither such exercise nor any exchange of Rights pursuant to Section 24 hereof shall otherwise affect the rights represented by unexercised Rights under this Rights Agreement, including the rights represented by Section 13.

Section 12.      Certificate of Adjusted Purchase Price or Number of Shares. If, at any time after the effective date of this Agreement, an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.     Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)    In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merges into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof) shall consolidate with, or merge into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets, cash flow, or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) following the Distribution Date, each holder of a Right, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances, transfer restrictions, or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by one (or by such other number of shares of Common Stock then acquirable upon the exercise of a Right, giving effect to any adjustment in such number as provided herein, without giving effect to the occurrence, if any, of any transaction described in Section 11(a)(ii) hereof) and (2) dividing that product by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no force and effect following the occurrence of the first Section 13 event.

(b)     “Principal Party” shall mean:

(i)     in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii)     in the case of any transaction described in clause (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow, or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case described in (i) or (ii) above, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest current market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)     The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and (y) the Company and Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i)     prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii)     use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)    use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a stock quotation system; and

(iv)    deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

(d)     In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation (or equivalent constituent document) or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current market price (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such current market price, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, and sales or other transfers. If an adjustment under Section 13(a) occurs at any time after an adjustment under Section 11(a)(ii), the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a).

Section 14.     Fractional Rights and Fractional Shares.

(a)     The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.

(b)     The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(b), the current market value of a share of Common Stock shall be the closing sale price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)     Following the occurrence of an Acquisition Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing sale price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(d)     The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.     Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.     Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)     prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)     after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer;

(c)      subject to Section s 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate or Book Entry shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)      notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling issued (whether interlocutory or final) by a court of competent jurisdiction or by a governmental, regulatory, self- regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided that the Company must use its best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.     Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.     Concerning the Rights Agent.

(a)     The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement. Notwithstanding anything to the contrary in this Agreement or otherwise, the Rights Agent’s aggregate liability to the Company, or any of the Company’s representatives or agents, under this Section 18(a) or under any other term or provision of this Agreement, whether in contract, tort, or otherwise, is expressly limited to, and shall not exceed in any circumstances, the aggregate amount actually received by the Rights Agent as fees and charges under this Agreement, but not including reimbursable expenses previously reimbursed to the Rights Agent by the Company hereunder. The provisions of this Section 18(a) and Section 20 shall survive the expiration of the Rights and the termination of this Agreement.

(b)     The Rights Agent shall be fully protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19.     Merger or Consolidation or Change of Name of Rights Agent.

(a)     Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)     In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.     Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)     The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the General Counsel of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)     The Rights Agent shall be liable hereunder only for its own gross negligence or willful misconduct.

(d)     The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)     The duties and obligations of the Rights Agent shall only be as such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. Further, the Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)     The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)     The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)     The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21.     Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock. The Company may remove the Rights Agent or any successor Rights Agent upon at least thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, to each transfer agent of the Common Stock, and by giving notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such removal (including, without limitation, by including such information in one or more of the Company’s reports to shareholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a corporation organized and doing business under the laws of the United States or of the State of Minnesota (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Minnesota), in good standing, having a principal office in the State of Minnesota, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $250,000,000, or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and giving notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such removal (including, without limitation, by including such information in one or more of the Company’s reports to shareholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.     Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Final Expiration Date, the Company (a) will, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (y) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (z) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment has otherwise been made in lieu of the issuance of such Rights Certificate.

Section 23.     Redemption and Termination.

(a)     The Board of Directors of the Company may:

(i)      at its option, at any time prior to the earlier of the Stock Acquisition Date or the Final Expiration Date, (x) redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, combination of the outstanding shares of Common Stock of the Company or similar event or transaction occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”) or (y) amend this Agreement to change the Final Expiration Date to another date, including an earlier date.

(ii)     In addition, the Board of Directors may redeem all, but not less than all, of the then outstanding Rights at the Redemption Price following the occurrence of a Stock Acquisition Date but prior to any event described in Section 13(a) either (x) if each of the following shall have occurred and remain in effect: (1) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in a transaction, or series of transactions, such that such Person is thereafter a Beneficial Owner of voting securities having 4.99% or less of the voting power of the Company; and (2) there are no other Persons, immediately following the occurrence of the event described in clause (1), who are Acquiring Persons or (y) in connection with any event specified in Section 13(a), not involving an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

(b)      Immediately upon the action of the Board of Directors ordering the redemption of the Rights in accordance with this Section 23, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights in accordance with this Section 23, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

(c)      The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the current market price of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

Section 24.	Exchange.

(a)     The Board of Directors of the Company may, at its option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of the outstanding shares of Common Stock or similar event or transaction occurring after the effective date of this Agreement (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock representing 50% or more of the Common Stock then outstanding.

(b)     Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the then outstanding Rights at their last address as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number and kind of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights being exchanged (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) and the number of Rights held by each holder.

(c)     In the event that there shall not be sufficient Common Shares issued but not outstanding, or authorized but unissued, to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.

(d)     The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock of the Company for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(e)     The failure to give any notice required by this Section 24 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

Section 25.     Notice of Certain Events. In case the Company shall propose, at any time after the Distribution Date, (a) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series or related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of Section 11(n) hereof), (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier; provided no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

In case of the occurrence of the event set forth in Section 11(a)(ii) of this Agreement, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Common Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26.     Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

Lakes Entertainment, Inc.

130 Cheshire Lane

Minnetonka, Minnesota 55305

Attention:     President

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Shareowner Services, a division of

Wells Fargo Bank, National Association

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120-4100

Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.     Supplements and Amendments. The Company and the Rights Agent shall from time to time, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates (or, prior to the Distribution Date, the associated Common Stock certificates) in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) extend the period for redemption provided in Section 23 or the Final Expiration Date, notwithstanding anything to the contrary provided in clause (v) hereof, (iv) prior to the Distribution Date, change or supplement any of the provisions hereunder which the Company may deem necessary or desirable to effectuate the purposes of this Agreement, or (v) following the Distribution Date, change or supplement any of the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Agreement shall not be supplemented or amended (A) in any way following the Distribution Date unless such amendment is approved by the Board of Directors whose determination shall be final and, (B) to lengthen the time period relating to when the Rights may be redeemed to such time as (I) the Rights are not then redeemable or (II) any other time period, unless such lengthening is for the purposes of protecting, enhancing or clarifying the rights of and the benefits to, the holder of the Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.      Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “exempt person” under subsection (iii) of Section 1(a) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the NOLs or limit or impair the availability to the Company of the NOLs or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the NOLs or limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 29.     Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Agreement so that such Acquiring Person would be deemed to be an “exempt person” under subsection (iii) of Section 1(a) hereof for purposes of this Agreement. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the NOLs or limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

Section 30.     Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31.     Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 32.     Administration of Agreement. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power to interpret the Agreement and to make all determinations deemed necessary or advisable for the administration of this Agreement. All such acts, interpretations and determinations done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent and the holders of the Rights. Accordingly, the Board shall not be liable to the holders of Rights Certificates or any other party for any determination made, action taken, or action omitted to be taken pursuant to the terms of this Agreement, if such determination, action or omitted action was made or taken in good faith.

Section 33.     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided, however, that notwithstanding anything in this Agreement or the Rights to the contrary, if any such term, provision, covenant, or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the close of business on the 15th calendar day following the date of such determination.

Section 34.     Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 35.     Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 36.     Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the day and year first above written.

LAKES ENTERTAINMENT, INC. By /s/ Timothy Cope Its President / CFO WELLS FARGO SHAREOWNER SERVICES, A DIVISION OF WELLS FARGO BANK, NATIONAL ASSOCIATION By /s/ Andrea Severson Its AVP-Client Services

Exhibit A

[Form of Rights Certificate]

Certificate No. R-	__________ Rights

NOT EXERCISABLE AFTER ___________ OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT REFERRED TO HEREIN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

Rights Certificate

LAKES ENTERTAINMENT, INC.

This certifies that __________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of January 25, 2015 (the “Rights Agreement”), between Lakes Entertainment, Inc., a Minnesota corporation (the “Company”), and Wells Fargo Shareowner Services, a division of Wells Fargo Bank, National Association (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Minneapolis, Minnesota time) on December 12, 2020 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non-assessable share of Common Stock (the “Common Stock”) of the Company, at a purchase price of $30 per share (the “Purchase Price”), taking into account the reverse split of the Company’s Common Stock which was effective between the Record Date and the effective date of the Rights Agreement, subject to adjustment as provided in the Rights Agreement, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of December 12, 2013, based on the Common Stock as constituted at such date.

1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

If the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or a Related Persons (as such terms are defined in the Rights Agreement), (ii) transferees of any such Acquiring Person or Related Persons, or (iii) under certain circumstances, transferees of persons who became an Acquiring Person or Related Persons following such transfer, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under certain circumstances specified in such Rights Agreement. Copies of the Rights Agreement are on file at the office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right.

No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of _________________, 20__

ATTEST:	LAKES ENTERTAINMENT, INC.

By:
Secretary		Title:

Countersigned:

WELLS FARGO SHAREOWNER SERVICES,

A DIVISION OF WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________

Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto

__________________________________________________________

                                                         (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

(1)     this Rights Certificate

[    ] is

or

[    ] is not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or Related Persons (as such terms are defined in the Rights Agreement); and

(2)      the undersigned

[    ] did

or

[    ] did not

acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or Related Persons.

Dated: ____________, 20__
______________________________________
Signature

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM).

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to

exercise Rights represented by the

Rights Certificate.)

To:     LAKES ENTERTAINMENT, INC.:

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

(Please print name and address)

(Please insert social security

or other identifying number)

The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to: (complete only if Rights Certificate is to be registered in a name other than the undersigned)

(Please print name and address)

(Please insert social security

or other identifying number)

The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate

[    ] are

or

[    ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); and

(2)     the undersigned

[    ] did

or

[    ] did not

acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, 20__	____________________________________
Signature

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.

NOTICE

The signature to the foregoing Election to Exercise must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

LAKES ENTERTAINMENT, INC.
130 CHESHIRE LANE, SUITE 101
MINNETONKA, MN 55305-1061
ATTN: TIMOTHY COPE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94775-TBD KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAKES ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Lyle Berman
02) Timothy J. Cope
03) Neil I. Sell
04) Ray M. Moberg
05) Larry C. Barenbaum

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: At their discretion, the proxies are authorized to vote on any other business brought before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date